Morgan Stanley Insight Fund

Portfolio of Investments ▪ February 29, 2020 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (93.8%)
	Biotechnology (1.1%)
115,871	Alnylam Pharmaceuticals, Inc. (a)	$13,633,382
367,280	Moderna, Inc. (a)	9,523,570
		23,156,952
	Entertainment (5.8%)
344,848	Roku, Inc. (a)	39,198,872
652,882	Spotify Technology SA (a)	89,523,180
		128,722,052
	Health Care Equipment & Supplies (8.5%)
322,969	DexCom, Inc. (a)	89,139,444
185,147	Intuitive Surgical, Inc. (a)	98,861,092
		188,000,536
	Health Care Providers & Services (2.0%)
638,602	Covetrus, Inc. (a)	7,094,868
431,010	Guardant Health, Inc. (a)	37,480,630
		44,575,498
	Health Care Technology (3.4%)
10,234	Agilon Health Topco, Inc.(a)(b)(c) (acquisition cost — $3,870,089; acquired 11/07/18)	4,599,774
500,837	Veeva Systems, Inc., Class A (a)	71,103,829
		75,703,603
	Information Technology Services (21.3%)
43,845	Adyen N.V. (a)	38,589,947
532,231	MongoDB, Inc. (a)	81,165,228
640,503	Okta, Inc. (a)	82,022,814
245,743	Shopify, Inc., Class A (a)	113,855,189
958,891	Square, Inc., Class A (a)	79,904,387
676,413	Twilio, Inc., Class A (a)	76,191,160
		471,728,725
	Interactive Media & Services (6.9%)
1,911,900	Snap, Inc., Class A (a)	27,091,623
2,541,985	Twitter, Inc. (a)	84,393,902
749,082	Zillow Group, Inc., Class C (a)	41,806,266
		153,291,791
	Internet & Direct Marketing Retail (9.9%)
59,202	Amazon.com, Inc. (a)	111,521,767
1,053,036	Chewy, Inc., Class A (a)	31,169,866
1,777,409	Farfetch Ltd., Class A (a)	19,853,659
54,038	MercadoLibre, Inc. (a)	33,289,029
1,431,781	Overstock.com, Inc. (a)	9,249,305
236,096	Wayfair, Inc., Class A (a)	14,923,628
		220,007,254
	Life Sciences Tools & Services (10.2%)
901,243	10X Genomics, Inc. (a)(d) (acquisition cost — $2,947,065; acquired 12/19/14)	70,990,822
293,024	Illumina, Inc. (a)	77,847,686
2,184,022	NanoString Technologies, Inc. (a)	77,882,224
		226,720,732
	Road & Rail (5.0%)
3,242,011	Uber Technologies, Inc. (a)	109,806,913

	Software (18.4%)
631,370	Avalara, Inc. (a)	53,508,607
498,599	Coupa Software, Inc. (a)	74,665,200
3,477,142	Slack Technologies, Inc., Class A (a)	93,952,377
1,090,366	Smartsheet, Inc., Class A (a)	50,483,946
225,131	Trade Desk, Inc. (The), Class A (a)	64,668,880

Morgan Stanley Insight Fund

Portfolio of Investments ▪ February 29, 2020 (unaudited) continued

661,184	Zoom Video Communications, Inc., Class A (a)	69,424,320
		406,703,330
	Specialty Retail (1.3%)
357,903	Carvana Co. (a)	29,673,738
	Total Common Stocks (Cost $1,732,574,166)	2,078,091,124

	Preferred Stocks (0.5%)
	Electronic Equipment, Instruments & Components (0.1%)
82,075	Magic Leap, Series C (a)(b)(c) (acquisition cost — $1,890,434; acquired 12/22/15)	2,000,168
	Internet & Direct Marketing Retail (0.4%)
58,155	Airbnb, Inc., Series D (a)(b)(c) (acquisition cost — $2,367,666; acquired 4/16/14)	7,639,822
	Software (0.0%)
197,427	Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $2,255,228; acquired 6/17/14)	507,387
	Total Preferred Stocks (Cost $6,513,328)	10,147,377

NUMBER OF SHARES (000)
	Short-Term Investment (6.9%)
	Investment Company
152,825	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (e) (Cost $152,824,967)		152,824,967

	Total Investments Excluding Purchased Options (Cost $1,891,912,461)	101.2%	2,241,063,468
	Total Purchased Options Outstanding (Cost $6,224,603)	0.1%	2,088,187
	Total Investments (Cost $1,898,137,064) (f)(g)(h)	101.3%	2,243,151,655
	Liabilities in Excess of Other Assets	(1.3)	(28,402,522)
	Net Assets	100.0%	$2,214,749,133

(a)	Non-income producing security.
(b)	At February 29, 2020, the Fund held fair valued securities valued at $14,747,151, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at February 29, 2020 amounts to $14,747,151 and represents 0.7% of net assets.
(d)	Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At February 29, 2020, this security amounted to approximately $70,990,822, which represents 3.2% of net assets of the Fund.
(e)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended February 29, 2020, advisory fees paid were reduced by $27,951 relating to the Fund's investment in the Liquidity Funds.
(f)	The fair value and percentage of net assets, $38,589,947 and 1.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.
(g)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended February 29, 2020, the Fund did not engage in any cross-trade transactions.
(h)	At February 29, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $454,175,932 and the aggregate gross unrealized depreciation is $109,161,341, resulting in net unrealized appreciation of $345,014,591.

Morgan Stanley Insight Fund

Portfolio of Investments ▪ February 29, 2020 (unaudited) continued

Call Options Purchased:

The Fund had the following call options purchased open at February 29, 2020:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Depreciation
Royal Bank of Scotland	USD/CNH	CNH	7.75	Jan-21	469,023,680	469,024	$1,587,645	$2,048,226	$(460,581)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	374,408,904	374,409	136,659	1,931,950	(1,795,291)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	415,865,588	415,866	363,883	2,244,427	(1,880,544)
							$2,088,187	$6,224,603	$(4,136,416)

Currency Abbreviations:

CNH	Chinese Yuan Renminbi Offshore.
USD	United States Dollar.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$471,728,725	21.0%
Software	407,210,717	18.2
Internet & Direct Marketing Retail	227,647,076	10.2
Life Sciences Tools & Services	226,720,732	10.1
Health Care Equipment & Supplies	188,000,536	8.4
Interactive Media & Services	153,291,791	6.8
Investment Company	152,824,967	6.8
Entertainment	128,722,052	5.7
Road & Rail	109,806,913	4.9
Health Care Technology	75,703,603	3.4
Health Care Providers & Services	44,575,498	2.0
Specialty Retail	29,673,738	1.3
Biotechnology	23,156,952	1.0
Purchased Options	2,088,187	0.1
Electronic Equipment, Instruments & Components	2,000,168	0.1
	$2,243,151,655	100.0%

Morgan Stanley Insight Fund

Notes to Portfolio of Investments ▪ February 29, 2020 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2020:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Biotechnology	$23,156,952	$—	$—	$23,156,952
Entertainment	128,722,052	—	—	128,722,052
Health Care Equipment & Supplies	188,000,536	—	—	188,000,536
Health Care Providers & Services	44,575,498	—	—	44,575,498
Health Care Technology	71,103,829	—	4,599,774	75,703,603
Information Technology Services	433,138,778	38,589,947	—	471,728,725
Interactive Media & Services	153,291,791	—	—	153,291,791
Internet & Direct Marketing Retail	220,007,254	—	—	220,007,254
Life Sciences Tools & Services	155,729,910	70,990,822	—	226,720,732
Road & Rail	109,806,913	—	—	109,806,913
Software	406,703,330	—	—	406,703,330
Specialty Retail	29,673,738	—	—	29,673,738
Total Common Stocks	1,963,910,581	109,580,769	4,599,774	2,078,091,124
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	2,000,168	2,000,168
Internet & Direct Marketing Retail	—	—	7,639,822	7,639,822
Software	—	—	507,387	507,387
Total Preferred Stocks	—	—	10,147,377	10,147,377
Call Options Purchased	—	2,088,187	—	2,088,187
Short-Term Investment
Investment Company	152,824,967	—	—	152,824,967
Total Assets	$2,116,735,548	$111,668,956	$14,747,151	$2,243,151,655

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stocks
Beginning Balance	$4,599,774	$10,275,905
Purchases	-	-
Sales	-	-
Amortization of discount	-	-
Transfers in	-	-
Transfers out	-	-
Corporate actions	-	-
Change in unrealized appreciation (depreciation)	-	(128,528)
Realized gains (losses)	-	-
Ending Balance	$4,599,774	$10,147,377

Net change in unrealized appreciation (depreciation) from investments still held as of February 29, 2020	$-	$(128,528)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 29, 2020. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance:

	Fair Value at February 29, 2020	Valuation Technique	Unobservable Input	Amount or Range/Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$4,599,774	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$10,147,377	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	12.5%-24.5%/15.6%	Decrease
			Perpetual Growth Rate	3.0%-4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	0.6x-15.1x/5.8x	Increase
			Discount for Lack of Marketability	8.5%-17.0%/10.4%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	3.5x	Increase

*Amount is indicative of the weighted average.

** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input.

A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.